Exhibit 99.2

Team ESA

Our Board of Directors met yesterday and approved entering into a merger agreement between Extended Stay America, Inc. and our paired-share REIT, ESH Hospitality, Inc. with affiliates of The Blackstone Group, Inc. and Starwood Capital for $19.50 per share.  I am pleased to report that this price per share represents a premium of 15.1% over the closing price of $16.94 on March 12th representing a total transaction value of approximately $6 billion.  The transaction is expected to close sometime in late second quarter after shareholders have approved the transaction.

As a member of the Company’s Boards of Directors, I enthusiastically support this transaction not only because it is in the best interests of our shareholders, but because I believe it is in the best interests of the Company.  Our new shareholder group has great respect for all that we have accomplished together, a deep understanding of the extended stay segment, and support for our shared vision of the future.  This is an important milestone in the Company’s history and on behalf of the board and Senior Leadership Team, I want to thank each of you for your hard work and unique talents that made this transaction possible and has so positively positioned us for the future.

While our focus has been on executing our business plan as an independent public company, the improvements made over the last several years and our industry leading performance over the last year made us attractive to our potential new owners and led to a compelling opportunity to deliver a premium value to our shareholders.  For those of you that are not familiar, Blackstone has purchased Extended Stay America twice previously, once in 2004 and again in 2010.  We are excited to welcome back a great owner with a lot of history with the Company and expertise in the lodging industry. Also, the new ownership group will include Starwood Capital, who also has significant expertise in the hotel sector and is currently our largest shareholder.

From the time of our public announcement until the eventual closing of the transaction, it remains business as usual.  It is incredibly important that each of us continue to focus every day on our Company’s mission and purpose to “care for those who are improving the lives of themselves and their families” and that we all live our values every day in support of our guests and each other.  We have made great progress in improving the performance of our Company and with your continued commitment to our guests and focus on performance, we will continue to lead the industry and the extended stay segment as we recover from the pandemic.

As is the case with these kinds of transactions, the next several weeks will be relatively quiet in terms of sharing additional information or details regarding the transaction, however, you have my personal commitment that we will share additional information in a timely and transparent manner. We will be creating a section on myESA titled “New Beginnings” that will contain information as well as questions and answers regarding this transaction.

As we move forward, I truly believe this “New Beginning” builds on all that we have accomplished together and positions us for even greater success in the future. I sincerely believe that our best is yet to come and I look forward to making the journey with each of you.

STAY well and STAY focused and STAY hospitable,

Bruce

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Extended Stay America Inc. and ESH Hospitality, Inc. (together, the “Companies”) by a joint venture of Blackstone Real Estate Partners and Starwood Capital Group.  In connection with the proposed  transaction, the Companies will file with the Securities and Exchange Commission (“SEC”) and furnish to their stockholders a joint proxy statement and other relevant documents.  STOCKHOLDERS OF THE COMPANIES ARE ADVISED TO READ THE JOINT PROXY STATEMENT WHEN IT BECOMES AVAILABLE (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors may obtain a free copy of the joint proxy statement (when it becomes available) and other relevant documents filed by the Companies with the SEC at the SEC’s Web site at http://www.sec.gov.  The joint proxy statement and such other documents once filed with the SEC may also be obtained for free from the Investor Relations section of the Companies’ web site (https://www.aboutstay.com/investor-relations) or by directing a request to the Companies at ir@esa.com.  Copies of documents filed by the Companies with the SEC may also be obtained for free at the SEC’s Web site at http://www.sec.gov.

Participants in Solicitation

The Companies and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Companies in connection with the proposed transaction.  Information about the Companies’ executive officers and directors is set forth in their Annual Report on Form 10-K, which was filed by each of the Companies with the SEC on February 25, 2021, and the joint proxy statement for the 2020 annual meetings of the stockholders of the Companies, which was filed with the SEC on April 23, 2020.  Investors may obtain more detailed information regarding the direct and indirect interests of the respective executive officers and directors of the Companies in the acquisition by reading the Current Reports on Form 8-K to be filed by the Companies in connection with the announcement of the proposed transaction and in the preliminary and definitive joint proxy statement regarding the proposed transaction when they are filed with the SEC.  When available, stockholders may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

Certain statements contained in this document constitute “forward-looking statements” within the meaning of the federal securities laws.  All statements other than statements of historical facts included in this document may be forward-looking, including statements regarding, among other things, the Companies’ ability to meet their debt service obligations, future capital expenditures (including future acquisitions and hotel renovation programs), their distribution policies, their development, growth and franchise opportunities, anticipated benefits or use of proceeds from dispositions, their plans, objectives, goals, beliefs, business strategies, business conditions, results of operations, financial position and business outlook, business trends and future events, including the COVID-19 pandemic, its effects on the foregoing, government actions taken in response to the COVID-19 pandemic and actions that the Companies have or plan to take in response to the pandemic and such effects. When used in this document, the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “look forward to” and variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not historical facts, and are based upon the Companies’ current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond their control. There can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements.

There are a number of risks, uncertainties and other important factors, many of which are beyond the Companies’ control, that could cause their actual results to differ materially from the forward-looking statements contained in this document.  The potential risks and uncertainties include, among others, the possibility that Extended Stay America, Inc. may be unable to obtain required stockholder approvals or that other conditions to closing the proposed mergers may not be satisfied, such that the proposed mergers will not close or that the closing may be delayed; general economic conditions; the proposed mergers may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the Companies; the outcome of any legal proceedings related to the proposed mergers; and the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement.  For more details on these and other potential risks and uncertainties, please refer to the joined proxy statement when filed and the documents that the Companies file with the SEC.  All forward-looking statements speak only as of the date of this document or, in the case of any document incorporated by reference, the date of that document.  The Companies are under no duty to update any of the forward-looking statements after the date of this document to conform to actual results, except as required by applicable law.